CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement on Form S-3 of Buckhead America Corporation of our report dated August 29, 1996, with respect to the financial statements of The LodgeKeeper Group, Inc., included in the Buckhead America Corporation Form 8-K/A (Amendment No. 1) dated May 8, 1997, filed with the Securities and Exchange Commission.


                                                          Ernst & Young LLP

                                                          Ernst & Young LLP


Columbus, Ohio
September 29, 1997


473492.5